                                                               EXHIBIT 23





                        ARTHUR ANDERSEN LLP



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1999, included (or incorporated by reference) in this Form 10-K, for the year ended December 31, 1998, into the Company's previously filed Registration Statements (File Nos. 2-95746, 2-99967, 33-35951, 333-04273, 333-10415, 333-175155, 333-18523, 333-38047 and
333-41447).


                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP


Los Angeles, California
March 30, 1999